SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)      September 18, 1998
                                                  ------------------------------

                            SPAGHETTI WAREHOUSE, INC.
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               (Exact name of registrant as specified in charter)



          Texas                   1-10291                     75-1393176
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(State of incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                  No.)




402 West I-30,        Garland, Texas                                75043
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code              (972) 226-6000
                                                   ---------------------------



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          (Former name or former address, if changed since last report)


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Item 5.           Other Events

         This Form 8-K is being filed hereby to effect the filing of the exhibits attached hereto.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial Statements - Not applicable.

                  (b)      Pro Forma Financial Information - Not applicable.

                  (c)      Exhibits

                           Exhibit 2.1     Agreement  and Plan  of Merger, dated
September 18, 1998, by and among Spaghetti Warehouse, Inc., Spaghetti Warehouse Acquisition, Inc. and Consolidated Restaurant Companies, Inc.

                           Exhibit 10.1    Escrow Agreement, dated September 18,
1998,  by  and  between  Spaghetti   Warehouse,  Inc.,  Consolidated  Restaurant
Companies, Inc. and Texas Bank.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Spaghetti Warehouse, Inc.
                                           (Registrant)



Date:    September 24, 1998                By:      /s/ Robert R. Hawk
                                                   -----------------------------
                                                   Robert R. Hawk, President and
                                                   Chief Executive Officer


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